SUPPLEMENT TO THE PROSPECTUS
                         Prospectus dated August 1, 1996
                  (as previously supplemented October 1, 1996)

                        TEMPLETON GROWTH AND INCOME FUND

The discussion under "WHO MANAGES THE FUND? - PORTFOLIO MANAGEMENT" is amended by replacing it with the following text:

The lead portfolio manager of the Fund is Richard Sean Farrington. Mr. Farrington is a vice president of the Investment Manager. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial
Analyst and is currently the president of the Bahamas Society of Financial Analysts. He joined the Templeton organization in 1991 and is currently a research analyst and portfolio manager. Mr. Farrington's current research responsibilities include global industry coverage of the electrical equipment industries, as well as European, Asian and South American electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan.

Mark G. Holowesko and Jeffrey A. Everett exercise secondary portfolio management responsibilities for the Fund. Mr. Holowesko is president of the Investment Manager. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a director and founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for the Investment Manager and managing several mutual funds. Mr. Everett is an executive vice president of the Investment Manager. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. He joined the Templeton organization in 1989 and is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. Mr. Everett's global research responsibilities encompass industry coverage for insurance, real estate, broadcasting, publishing and media, and country responsibilities for Italy and Australia. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation.



October 31, 1996                                        TL414 STKPM 10/96